UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): October 20, 2003
                                                         -----------------------


                         FIRST BANCORP OF INDIANA, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



        Indiana                       0-29814                35-2061832
        -------                       -------                ----------
(State or other jurisdiction        (Commission           (I.R.S. Employer
   of incorporation)                File Number)          Identification No.)



 2200 West Franklin Street, Evansville, Indiana                  47712
 ----------------------------------------------                  -----
    (Address of principal executive offices)                   (Zip Code)



       REGISTRANT'S TELELPHONE NUMBER, INCLUDING AREA CODE: (812) 423-3196
                                                            --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changes since last report.)

ITEM 7. Financial Statements And Exhibits
        ---------------------------------

        Exhibit 99.1 - Earnings Press Release.


ITEM 12. Results of Operations and Financial Condition
         ---------------------------------------------

        Attached and incorporated herein by reference as Exhibit 99.1 to this Form 8-K is the Registrant's press release dated October 20, 2003, reporting financial results for the fiscal quarter ended September 30, 2003.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FIRST BANCORP OF INDIANA, INC.


Dated:  October 21, 2003                  By:/s/ Harold Duncan
                                             ------------------
                                             Harold Duncan
                                             President, Chief Executive Officer
                                             and Chairman of the Board
                                             (principal executive officer)